MUTUAL FUND SERIES TRUST

JAG LARGE CAP GROWTH FUND

Class A: JLGAX Class I: JLGIX Class R: JGRRX

(the “Fund”)

December 4, 2024

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated February 1, 2024.

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Effective November 18, 2024, Thomas Hamel is a Vice President of the Trust. Accordingly, the following information is added to the table under the section of the Fund’s SAI entitled “Trustees and Officers”.

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Thomas Hamel 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1969	Vice President	Since 11/2024	Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc, since 1/2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 9/2020 to 1/2024; Head of Client & Investment Operations, Aksia LLC, 4/2009 – 8/2020.	N/A	N/A

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information for the Fund, each dated February 1, 2024, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-552-4596 or by writing to 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.